SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

CKX LANDS, INC.

(Exact name of registrant as specified in its charter)

Louisiana	1-31905	72-0144530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Lakeside Plaza, 4th Floor 127 West Broad Street Lake Charles, Louisiana		70601
(Address of principal executive offices)		(Zip Code)

(337) 493-2399 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock with no par value	CKX	NYSE American

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders

CKX Lands, Inc. (the “Registrant”) held its annual meeting of shareholders on May 2, 2019. At the meeting, the shareholders were requested to (1) elect directors; (2) approve, in a non-binding advisory vote, the compensation of the Registrant’s Named Executive Officers, and (3) consider and act upon a proposal to ratify the selection of MaloneBailey LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The following are the final voting results on proposals considered and voted upon at the meeting, which are more fully described in the Registrant’s proxy statement filed on April 4, 2019.

1.	The stockholders voted to re-elect the following directors by the votes set forth below:

	Number of Shares
Nominee	For	Withheld	Broker Non-Votes
Lee W. Boyer	1,023,127	53,163	361,781
Keith Duplechin	1,020,465	55,825	361,781
Daniel J. Englander	1,020,465	55,825	361,781
Max H. Hart	1,023,127	53,163	361,781
Eugene T. Minvielle IV	1,021,452	54,838	361,781
Mary W. Savoy	940,673	135,617	361,781
William Gray Stream	1,023,127	53,163	361,781
Mary Leach Werner	1,009,302	66,988	361,781
Michael B. White	894,258	182,032	361,781

2.

The stockholders voted to approve, in a non-binding advisory vote pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the compensation of the Registrant’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables and narrative disclosures, in the Registrant’s definitive proxy statement filed on April 4, 2019, by the votes set forth below:

For	Against	Abstain	Broker Non-Vote
932,686	129,364	14,781	361,781

3.

The stockholders voted to ratify the selection of MaloneBailey LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2019, by the votes set forth below:

For	Against	Abstain	Broker Non-Vote
1,435,646	2,966	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX LANDS, INC.

(Registrant)

Date: May 7, 2019	By:	/s/ Lee W. Boyer
Lee W. Boyer President and Treasurer